ADUDDELL ROOFING & SHEET METAL, INC.


                              Financial Statements

                                  June 30, 2002

              Together With Independent Accountant's Review Report

                      ADUDDELL ROOFING & SHEET METAL, INC.
                              FINANCIAL STATEMENTS
                                  JUNE 30, 2002


                                    Contents

Independent Auditors  Report  ............................................     3

Financial Statements:

         Balance Sheet ...................................................   4-5

         Statement of Income .............................................     6

         Stockholders Equity .............................................     7

         Statement of Cash Flows .........................................   8-9

         Notes to the Financial Statement ................................ 10-15

         Schedule1:  Contracts Completed ................................. 16-17

         Schedule2:  Contracts in Progress .................................. 18

JERRY J. SAXON CPA, P.C.
CERTIFIED PUBLIC ACCOUNTANT
================================================================================

To the Board of Directors
Aduddell Roofing & Sheet Metal, Inc.

We have audited the accompanying balance sheet of Aduddell Roofing & Sheet Metal, Inc. (an Oklahoma Corporation) as of December 31, 2001, and the related statements of income, stockholders' equity, and cash flows for the year then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above presents fairly, in all material respects, the financial position of Aduddell Roofing & Sheet Metal, Inc. as of December 31, 2001, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The information included in the accompanying Schedules 1 and 2 is presented for the purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

As more fully described in Note 14, subsequent to the issuance of the company's 2001 financial statements and our report thereon dated March 13, 2001, we became aware that those financial statements reflected marketable securities and the related unrealized holding loss which should have been a receivable. In our original report we expressed an unqualified opinion on the 2001 financial statements, and our opinion on the revised statements, as expressed herein, remains unqualified.


Jerry J. Saxon, CPA, PC
June 15, 2002

                       2601 N.W. Expressway Suite 405 West
                             Oklahoma City, OK 73112
                    Telephone (405)810-1088 Fax (405)842-2492

                     ADUDDELL ROOFING & SHEET METAL, INC.
                                  BALANCE SHEET
                                  June 30, 2002
--------------------------------------------------------------------------------

                                     Assets

Current Assets
   Cash                                                              $  236,729
   Contract receivables                                               2,605,868
   Costs and estimated earnings in excess
     of billings on uncompleted contracts                               137,158
   Income tax receivable                                                224,742
   Stockholder receivable                                               585,323
   Employee and other receivables                                       456,236
   Marketable equity securities                                         387,521
   Prepaid expenses                                                     566,553
                                                                     -----------
                                                                       5,200,130
                                                                     -----------

Non-Current Notes Receivable                                            112,500
                                                                     -----------

Non-Current Related Party Receivable                                  1,590,102
                                                                     -----------

Property and Equipment
   Land, buildings and leasehold
     improvements                                                       505,391
   Office furniture and equipment                                       146,157
   Machinery and equipment                                              484,448
   Transportation equipment                                           1,423,057
                                                                     -----------
                                                                       2,559,053
   Less:  accumulated depreciation                                   (1,435,394)
                                                                     -----------
                                                                       1,123,659
                                                                     -----------

Other Assets
   Marketable equity securities                                           6,560
   Investment in land                                                   986,000
   Deposits                                                               4,049
                                                                     -----------
                                                                         996,609
                                                                     -----------


                                                                      $9,023,000
                                                                     ===========


             See accompanying notes and accountant's review report.

                     ADUDDELL ROOFING & SHEET METAL, INC.
                                  BALANCE SHEET
                                  June 30, 2002
--------------------------------------------------------------------------------

                      Liabilities and Stockholders' Equity
Current Liabilities
   Advances on line of credit                                       $ 1,200,000
   Current portion of long-term debt                                    391,470
   Account and subcontract payables                                   1,328,016
   Accrued liabilities                                                  253,210
   Insurance payable                                                    563,410
   Billings in excess of costs and estimated
     earnings on uncompleted contracts                                  131,091
                                                                    ------------
                                                                       3,867,197
                                                                    ------------

Long-Term Debt, Net of Current Portion                                1,026,030
                                                                    ------------

Accured Liabilities                                                     240,161
                                                                    ------------

Deferred Income Taxes                                                    35,881
                                                                    ------------

Stockholders' Equity
   Common stock, $1 par value, 600 shares authorized,
     600 shares issued and outstanding                                      600
   Additional paid-in capital                                           103,437
   Accumulated unrealized gains(losses) on investments                  (32,737)
   Retained earnings                                                  3,858,554
   Treasury stock, 300 shares, at cost                                  (76,123)
                                                                     -----------
                                                                       3,853,731
                                                                     -----------

                                                                     $ 9,023,000
                                                                     ===========

             See accompanying notes and accountant's review report.

                     ADUDDELL ROOFING & SHEET METAL, INC.
                               STATEMENT OF INCOME
                     For the six months ended June 30, 2002
--------------------------------------------------------------------------------
Contract Revenues                                                   $ 4,786,227

Costs of Contract Revenues Earned                                     4,770,302
                                                                     -----------

Gross Profit                                                             15,925

Operating Expenses
   General and administrative expenses                                  580,988
   Warranty work                                                         54,613
                                                                     -----------
                                                                         635,601
                                                                     -----------

Income(Loss) Before Other Income and Income Taxes                      (619,676)

Other Income
   Interest income                                                       75,950
   Loss on sale of equipment                                            (13,198)
   Loss on sale of marketable securities                                (40,080)
   Other income                                                           3,385
                                                                      ----------
                                                                          26,057
                                                                      ----------

Income(Loss)  Before Income Taxes                                      (593,619)

Income Tax Expense(Benefit)
   Current                                                             (216,062)
   Deferred                                                              (3,248)
                                                                      ----------
                                                                       (219,310)
                                                                      ----------

Net Income(Loss)                                                       (374,309)

Other Comprehensive Income,
   Net of Income Tax

   Unrealized holding gain                                                3,395
   Reclassification adjustment                                           20,369
                                                                      ----------
                                                                          23,764
                                                                      ----------

Comprehensive Income(Loss)                                           $ (350,545)
                                                                      ==========

             See accompanying notes and accountant's review report.

                     ADUDDELL ROOFING & SHEET METAL, INC.
                        STATEMENT OF STOCKHOLDER'S EQUITY
                     For the six months ended June 30, 2002
--------------------------------------------------------------------------------
Common Stock
   Balance, January 1,                                               $      600
   Shares issued                                                          -
                                                                      ----------
   Balance, June 30,                                                        600
                                                                      ==========

Additional Paid-In Capital
   Balance, January 1,                                                  103,437
   Contributed capital                                                    -
                                                                      ----------
   Balance, June 30,                                                    103,437
                                                                      ==========

Accumulated Unrealized Gain(Loss) on Investments
   Balance, January 1,                                                  (56,501)
   Reclassification adjustment                                           20,369
   Unrealized gain on investments                                         3,395
                                                                      ----------
   Balance, June 30,                                                    (32,737)
                                                                      ==========

Retained Earnings
   Balance, January 1,                                                4,232,863
   Net income                                                          (374,309)
                                                                      ----------
   Balance, June 30,                                                  3,858,554
                                                                      ==========

Treasury Stock
   Balance, January 1,                                                   76,123
   Purchased at cost                                                      -
                                                                      ----------
   Balance, June 30,                                                 $   76,123
                                                                      ==========

             See accompanying notes and accountant's review report.

                     ADUDDELL ROOFING & SHEET METAL, INC.
                             STATEMENT OF CASH FLOWS
                     For the six months ended June 30, 2002
--------------------------------------------------------------------------------
Cash flows from Operating Activities
   Net income(loss)                                                  $ (374,309)

   Reconciliation of net income to net cash provided by operating activities:

     Depreciation                                                       130,386
     Loss on sale of assets                                              13,198
     Loss on sale of securities                                          40,080
     Bad debts                                                            2,693
     (Increase)Decrease from changes in:
        Contract receivables                                           (982,682)
        Costs and estimated earnings in excess
          of billings on uncompleted contracts                          (15,329)
        Stockholder receivable                                          (44,781)
        Employee and other receivables                                  (34,914)
        Income tax receivable                                          (166,143)
        Employee and other receivables                                 (220,952)
        Prepaid expenses                                               (447,658)
        Deposits                                                         (1,625)
     Increase(Decrease) from changes in:
        Account and subcontract payables                                858,831
        Accrued liabilities                                             145,786
        Insurance payable                                               249,246
        Deferred income taxes                                            12,593
        Billings in excess of costs and estimated
          earnings on uncompleted contracts                              76,252
        Unrealized gain(loss) on securities                             (23,764)
                                                                      ----------

   Net adjustments to net income                                       (408,783)
                                                                      ----------

   Net cash used by operating activities                               (783,092)
                                                                      ----------

Cash Flows from Investing Activities
   Purchase of investment securities                                   (537,822)
   Proceeds from investment securities                                  668,024
   Additions to fixed assets                                           (101,756)
                                                                      ----------

   Net cash provided by investing activities                             28,446
                                                                      ----------

             See accompanying notes and accountant's review report.

                     ADUDDELL ROOFING & SHEET METAL, INC.
                             STATEMENT OF CASH FLOWS
                     For the six months ended June 30, 2002
--------------------------------------------------------------------------------
Cash Flows from Financing Activities
   Proceeds from line of credit                                         611,935
   Proceeds from long-term debt                                         182,939
   Payment of long-term debt                                           (113,842)
                                                                      ----------

   Net cash provided by financing activities                            681,032
                                                                      ----------

Net Increase(Decrease) in Cash                                          (73,614)

Cash, Beginning                                                         310,343
                                                                      ----------

Cash, Ending                                                         $  236,729
                                                                      ==========

Supplemental Disclosure of Cash Flow
   Information

   Cash paid for:
     Interest                                                        $   86,497
     Taxes                                                               86,673

Supplemental Schedule of Non-Cash
   Investing and Financing Activities

   Property and equipment purchased                                      42,878
                                                                      ----------
   Liabilities assumed or incurred                                       42,878
                                                                      ==========
   Unrealized gain on investments                                    $    5,658
                                                                      ==========

             See accompanying notes and accountant's review report.

                      ADUDDELL ROOFING & SHEET METAL, INC.
                        NOTES TO THE FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Note 1:  Summary of Significant Accounting Policies
---------------------------------------------------

Aduddell Roofing & Sheet Metal, Inc. (the "Company") is engaged in the roofing and re-roofing of industrial and commercial buildings in the United States and its territories. The work is performed primarily under fixed price contracts. Its accounting policies are in accordance with generally accepted accounting principles and conform, in general, to the predominant practices of the construction industry. The process of preparing financial statements in conformity with generally accepted accounting principles requires the use of estimates and assumptions regarding certain types of assets, liabilities, revenues and expenses. Such estimates primarily relate to unsettled transactions and events as of the date of the financial statements. Accordingly, upon settlement, actual results may differ from estimated amounts.

Revenue Recognition
-------------------

The Company recognizes fixed price contract revenues on the percentage-of-completion method of accounting, measured by the percentage of cost incurred to date to the estimated total cost for each contract. Management uses this method because total cost is considered to be the best available measure of progress on the contracts. Revenues from cost-plus-fee contracts are recognized on the basis of costs incurred during the period plus the fee earned, measured by the cost-to-cost method.

Contract costs include all direct material and labor costs and those indirect costs related to contract performance, such as indirect labor, interest, depreciation and supplies. General and administrative costs are charged to expense as incurred. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Changes in job performance, job conditions, and estimated profitability may result in revisions to costs and income, which are recognized in the period in which the revisions are determined.

The asset, "Costs and estimated earnings in excess of billings on uncompleted contracts", represents revenues recognized in excess of amounts billed. The liability, "Billings in excess of costs and estimated earnings on uncompleted contracts", represents billings in excess of revenues recognized.

Statement of Cash Flows
-----------------------

For purposes of the statement of cash flows, short-term investments which have a maturity of ninety days or less are considered cash equivalents.

Property and Equipment
----------------------

Property and equipment are recorded at cost. Depreciation is computed for financial and income tax reporting purposes using straight-line and accelerated methods over the following estimated useful lives:

                      ADUDDELL ROOFING & SHEET METAL, INC.
                        NOTES TO THE FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                                               Years
                                                               -----
           Land, buildings and leasehold improvements          7-39
           Furniture, fixtures and equipment                   5-10
           Construction equipment and tools                    5-7
           Transportation equipment                            3-5

Expenditures for repairs and maintenance are charged to operations when incurred. Major betterments and renewals that extend the useful life of the related asset are capitalized and depreciated over the remaining useful life. Depreciation for the six months ended was $130,386 of which $99,133 was charged to cost of contract revenues and the remainder to general and administrative.

Income Taxes
------------

Income tax expense is recognized for income taxes currently payable or refundable combined with the amount required to adjust deferred tax assets and liabilities to their appropriate amounts as measured under the provision of Statement of Financial Accounting Standards No. 109 ("FAS-109").

Fair Value Disclosure
---------------------

The Company's financial instruments include cash, receivables, notes receivable, marketable securities, short-term payables, and notes payable. The carrying amounts of cash, receivables, and short-term payables approximate fair value due to their short-term nature. Marketable equity securities fair values are estimates based on quoted market prices. The carrying amounts of notes receivable and payable approximate fair value based on interest rates currently available to the Company.

Note 2:  Contract Receivables
-----------------------------

Billed contract receivables consist of:
   Completed contracts                                    $    714,831
   Contracts in progress                                     1,768,653
   Retainage                                                   122,384
                                                           -----------
                                                             2,605,868
   Less allowance for doubtful amounts                           -
                                                           -----------
                                                          $  2,605,868
                                                           ===========

Note 3:  Stockholder Receivable
-------------------------------

Advances to the Company's sole stockholder totaled $585,323 as of June 30, 2002. The advances are unsecured and bear interest at 5%. Interest income earned on stockholder notes totaled $14,305 for the six months ended June 30, 2002.

                      ADUDDELL ROOFING & SHEET METAL, INC.
                        NOTES TO THE FINANCIAL STATEMENTS
--------------------------------------------------------------------------------



Note 4:  Uncompleted Contracts
------------------------------

Costs,  estimated  earnings,  and billings on uncompleted  contracts at June 30,
2002 are as follows:
   Costs incurred on uncompleted contracts                $1,086,015
   Estimated earnings(loss)                                  (28,139)
                                                           ---------
                                                           1,057,876
   Billings to date                                        1,051,809
                                                           ---------
                                                          $    6,067
                                                           =========
Included in the accompanying balance sheet under the following captions:
   Costs and estimated earnings in excess of billings on
   uncompleted contracts                                  $  137,158

   Billings in excess of costs and estimated earnings on
   uncompleted contracts                                    (131,091)
                                                           ---------
                                                          $    6,067
                                                           =========

Note 5:  Related Party Receivable
---------------------------------

Advances to a company 50% owned by the Company's sole stockholder totaled $1,590,102 as of June 30, 2002. The advances are secured by marketable securities, stockholder guaranty and bear interest at the federal mid-term rate. The note matures on January 1, 2007.

Note 6:  Marketable Equity Securities
-------------------------------------

The Company's securities that are bought and held principally for the purpose of selling them in the near term and are classified as trading securities. Trading securities are recorded at fair value on the balance sheet in current assets, with the change in fair value during the period included in earnings. Securities that the Company has the positive intent and ability to hold to maturity are classified as held-to-maturity securities and recorded at amortized cost in investments. Securities not classified as held-to-maturity or trading are classified as available-for-sale. Available-for-sale securities are recorded at fair value on the balance sheet with the change in fair value during the period excluded from earnings and reported as a separate component of Stockholders' Equity. All of the company's securities are classified available-for-sale at June 30, 2002. Unrealized holding gains on these securities totaled $5,658 for the six months ended June 30, 2002.

Note 7:  Line of Credit
-----------------------

The Company has a $2,000,000 revolving line of credit. The line bears interest at 1% over the Wall Street Journal prime rate and is secured by all accounts, property and equipment and stockholder guaranty. The line matures on September 15, 2002. Outstanding advances totaled $1,200,000 at June 30, 2002.

                      ADUDDELL ROOFING & SHEET METAL, INC.
                        NOTES TO THE FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


Note 8:  Long-Term Debt
-----------------------

Long-term debt obligations as of June 30, 2002, consist of:

                                                            Current    Long-Term
                                                            -------    ---------
   5.75% to 8.99% fixed rate notes secured by
   transportation equipment, due in variable monthly
   installments on various dates through September 2005   $ 133,054   $  171,322

   7.75% to 9% fixed rate notes secured by land,  due in
   varying installments through August 2016                 217,011      796,420

   10% to 11% fixed  rate notes  secured  by  equipment,
   due in varying installments through November 2023      $  41,408   $   58,288
                                                           --------    ---------
                                                          $ 391,470   $1,026,030
                                                           ========    =========

Maturities of long-term debt as of June 30, 2002, are as follows:

   2004                                                   $  202,814
   2005                                                       95,607
   2006                                                       57,749
   2007                                                       50,113
   2008 and thereafter                                       619,747
                                                           ---------
                                                          $1,026,030
                                                           =========

Interest expense for the six months ended June 30, 2002 was $85,786 of which $62,196 was charged to cost of contract revenues and the remainder to general and administrative.

Note 9:  Income Taxes
---------------------

The Company's effective income tax rate is higher than what would be expected if the federal statutory rates were applied to income primarily because of expenses deductible for financial reporting purposes that are not deductible for tax purposes and the dividends received deduction. The significant components of income tax expense for the six months ended June 30, 2002, are as follows:

   Current tax expense                                    $ (216,062)
   Deferred tax expense                                       (3,248)
                                                           ----------
   Valuation allowance                                    $ (219,310)
                                                           ==========

                      ADUDDELL ROOFING & SHEET METAL, INC.
                        NOTES TO THE FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Under the provisions of FAS-109, Accounting for Income Taxes, deferred tax liabilities and assets are measured using the applicable tax rate based on the taxable and deductible temporary differences. Temporary differences giving rise to the deferred tax liability are the excess of depreciation for financial reporting purposes over tax purposes.

   Deferred tax liability on taxable temporary
   differences                                            $   35,881
                                                           ---------
                                                          $   35,881
                                                           =========

Note 10:  Comprehensive Income:
-------------------------------

Other comprehensive income comprises the following:
                                              Before Tax  Tax Effect  Net-of-Tax
                                              ----------  ----------  ----------

   Unrealized gain(loss) on securities:
     Gain arising during current period       $    5,658  $    2,263  $    3,395

     Reclassification adjustment                  33,949      13,580      20,369
                                              ----------  ----------  ----------
           Other comprehensive income         $   39,607  $   15,843  $   23,764
                                              ==========  ==========  ==========

Note 11:  Backlog
-----------------

The estimated gross revenue on work to be performed on signed contracts at June 30, 2002, was $1,976,586.

Note 12:  Commitments and Contingencies
---------------------------------------

The  Company  warranties  its  work  in  the  normal  course  of  business.   In
management's opinion, there were no outstanding claims which would have a material effect on the Company's operations or financial position.

The Company maintains cash balances at several banks. Accounts at each institution are insured by the Federal Deposit Insurance Corporation up to $100,000. Any amounts in excess of this would not be insured if the institution should fail.

Note 13:  Concentration
-----------------------

The Company's contract receivables are from a small number of companies in the same industry and geographic area, which are subject to business cycle variations. The concentration subjects the Company to a credit risk if the companies fail to perform. During 2002, approximately 58% of the Company's revenue was derived from three customers. The percentage of revenue for each was 34%, 12%, and 12%, respectively. These companies are unrelated and operate in different geographic areas throughout the United States and its territories. At June 30, 2002, contract receivables due from these companies totaled $1,510,157.

                      ADUDDELL ROOFING & SHEET METAL, INC.
                        NOTES TO THE FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Note 14:  Letter of Credit
--------------------------

At June 30, 2002, the Company had a $175,000 letter of credit issued to the company's insurance carrier that matures on February 25, 2003.